THE SECURITY REPRESENTED HEREBY HAS
NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), AND IS A RESTRICTED
SECURITY AS THAT TERM IS DEFINED IN
RULE 144 UNDER THE SECURITIES ACT. THIS
SECURITY MAY NOT BE OFFERED FOR SALE,
SOLD, OR OTHERWISE TRANSFERRED EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE SECURITIES ACT OR
PURSUANT TO AN EXEMPTION FROM
REGISTRATION OR QUALIFICATION UNDER
THE SECURITIES ACT AND APPLICABLE STATE
SECURITIES LAW, THE AVAILABILITY OF
WHICH IS TO BE ESTABLISHED TO THE
SATISFACTION OF THIS CORPORATION,
INCLUDING, WITHOUT LIMITATION, BY
DELIVERY OF AN OPINION OF COUNSEL IN
FORM AND SCOPE SATISFACTORY TO THE
CORPORATION AS TO THE AVAILABILITY OF
SUCH EXEMPTION.

          AEGIS AUTO FINANCE, INC.

     12% EXCHANGEABLE SUBORDINATED NOTE
DUE 2004

No. ________                       $5,000,000

     Aegis Auto Finance, Inc., a corporation duly organized and existing under the laws of Delaware
(herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The High Risk Opportunities Hub Fund, Ltd., or registered assigns, the principal sum of Five
Million Dollars ($5,000,000) on April 30, 2004, and to pay interest thereon from May __, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on November 1 and May 1 in each year (each, an "Interest Payment Date"), commencing November
1, 1997 at the rate of 12% per annum, until the principal hereof is due, and at the rate of 14% per annum compounded semi-annually, on any overdue principal and, to the extent permitted by law, on any overdue interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve
30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest
Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 25 or October 25
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more
Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities no more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such quotation system or exchange, as the case may be, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however; that at the option of the Company payment of interest may be made by check, mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Except as specifically provided in the
Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any governmental or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further
provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Company has
caused this instrument to be duly executed under its corporate seal.


Dated:

AEGIS AUTO FINANCE, INC.

[Corporate Seal]


By:

     Title:

     Name:

Attest:


Title:

            Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 12%
Exchangeable Subordinated Notes Due 2004 (herein called the "Securities"), limited in aggregate principal amount to $21,333,333 issued under an Indenture, dated as of April 30, 1997 (herein called the "Indenture"), between the Company and Norwest
Bank, N.A. as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. The
Securities are issuable in "registered form" only (as such term is defined in Section 163(f), 871(h)(2) and 881(c)(2) of the Code) without coupons in the minimum denomination of $1,000 and any integral multiple of one dollar.

     Subject to and upon compliance with the
provisions of the Indenture, the Holder of this Security, is entitled, at his option, at any time after April 30, 1997 and before the close of business on April 30, 2004, to exchange this Security (or any portion of the principal amount hereof that is a minimum of $1,000 and an integral multiple of one dollar provided that the unexchanged portion of such principal amount is $1,000 or any amount in excess thereof) at the principal amount hereof or of such portion, into fully paid and nonassessable shares of Preferred Stock at an Exchange Price equal to $1,000.00 aggregate principal amount of Securities for each share of Preferred Stock by surrender of this Security, duly endorsed or assigned to the Company or in blank, and accompanied by the exchange notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency as the Company may designate (an
"Exchange Agent") (subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Exchange Agent) for such purpose; provided, however, that if this Security (or a portion hereof) has been called for redemption on a Redemption Date occurring during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and is surrendered for exchange during such period, then no payment or adjustment shall be required of the Holder of this Security upon such surrender with respect to interest payable hereon on such Interest Payment Date. In the event of an exchange, the Holder of this Security shall be entitled to receive on the next Interest Payment
Date, accrued interest from the Interest Payment Date immediately preceding the exchange of this Security to the date this Security is surrendered for exchange. No payment or adjustment is to be made on exchange of this Security (or any portion hereof) for dividends on the Preferred Stock issued on exchange. The delivery to the Holder of the fixed number of shares of Preferred Stock (together with any cash adjustment, as provided in the Indenture) for which the Security is exchanged shall be deemed to satisfy the Company's obligation to pay the principal amount of the Security.
Where necessary, upon exchange, the Parent will issue fractional shares of Preferred Stock. In addition, the Indenture provides that in the case of certain consolidations or mergers to which The Aegis
Consumer Funding Group, Inc. (the "Parent") is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Parent, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be exchanged thereafter, during the period this Security shall be redeemable as specified above, only for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Preferred Stock for which this Security could have been exchanged (assuming the redemption of the shares of Preferred Stock) immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Preferred Stock was not a Constituent
Person, failed to exercise any rights of election and received per share the kind and amount of securities, cash and other property received per share by a plurality of Non-Electing Shares).

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, and from time to time, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Redemption Date; provided, however, that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities (or any Predecessor Securities) of record at the close of business on the relevant Record
Dates referred to on the face hereof all as provided in the Indenture.

     In the event that the Securities are redeemed, in whole or in part, prior to April 30, 2004, Warrants shall be issued by the Parent upon such redemption granting the Person previously holding the redeemed
Security rights to purchase, for cash in an amount equal to the principal amount of the Securities so redeemed, a number of shares of Preferred Stock equivalent to the number of shares of Preferred Stock
(or other securities or property) such Person could have received pursuant to the exchange rights provided by the redeemed Securities.

     In the event of redemption or exchange of this Security in part only, a new Security or Securities for the unredeemed or unexchanged portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In any case where the due date for the
payment of the principal of or interest on any Security or the last day on which a Holder of a Security has a right to exchange his Security shall be, at any Place of Payment or Place of Exchange, as the case may be, a day on which banking institutions at such Place of Payment or Place of Exchange are authorized or obligated by law or executive order to close, then payment of principal, or interest, or delivery for exchange of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption, or by such last day for exchange, and no interest shall accrue on the amount so payable for the period after such date so long as payment is made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close.

      The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time
Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.
Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security on the respective Stated
Maturities expressed herein (or in the case of redemption, on the Redemption Date) or to exchange this Security or issue Warrants as provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities
Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to exchange or redeem this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose pursuant to Section 10.03 of the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon, one or more new Securities, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security and not defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TENCOM    as tenants in common
UNIF GIFT MIN ACT-__________________
TENENT    as tenants by the entireties
                     (Cust)
JTTEN     as joint tenants with right
          as Custodian for ______________
                under of survivorship and not as
          (Minor)
          tenants in common
Uniform Gifts to Minors Act of

_______________

               (State)
     Additional abbreviations may also be used though not in the above list.

THE SECURITY REPRESENTED HEREBY HAS
NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), AND IS A RESTRICTED
SECURITY AS THAT TERM IS DEFINED IN
RULE 144 UNDER THE SECURITIES ACT. THIS
SECURITY MAY NOT BE OFFERED FOR SALE,
SOLD, OR OTHERWISE TRANSFERRED EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE SECURITIES ACT OR
PURSUANT TO AN EXEMPTION FROM
REGISTRATION OR QUALIFICATION UNDER
THE SECURITIES ACT AND APPLICABLE STATE
SECURITIES LAW, THE AVAILABILITY OF
WHICH IS TO BE ESTABLISHED TO THE
SATISFACTION OF THIS CORPORATION,
INCLUDING, WITHOUT LIMITATION, BY
DELIVERY OF AN OPINION OF COUNSEL IN
FORM AND SCOPE SATISFACTORY TO THE
CORPORATION AS TO THE AVAILABILITY OF
SUCH EXEMPTION.

          AEGIS AUTO FINANCE, INC.

     12% EXCHANGEABLE SUBORDINATED NOTE
DUE 2004

No. ________                         $16,333,333

     Aegis Auto Finance, Inc., a corporation duly organized and existing under the laws of Delaware
(herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to III Finance, Ltd., or registered assigns, the principal sum of Sixteen Million Three Hundred and Thirty Three Thousand and Three Hundered and
Thirty Three Dollars ($16,333,333) on  April 30,
2004, and to pay interest thereon from May __, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on November 1 and May 1 in each year (each, an "Interest Payment Date"), commencing November 1, 1997 at the rate of 12% per annum, until the principal hereof is due, and at the rate of 14% per annum compounded semi-annually, on any overdue principal and, to the extent permitted by law, on any overdue interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest, which shall be the April
25 or October 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities no more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such quotation system or exchange, as the case may be, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however; that at the option of the Company payment of interest may be made by check, mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Except as specifically provided in the
Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any governmental or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further
provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Company has
caused this instrument to be duly executed under its corporate seal.


Dated:
AEGIS AUTO FINANCE, INC.

[Corporate Seal]


By:

     Title:

     Name:

Attest:


Title:

            Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 12%
Exchangeable Subordinated Notes Due 2004 (herein called the "Securities"), limited in aggregate principal amount to $21,333,333 issued under an Indenture, dated as of April 30, 1997 (herein called the "Indenture"), between the Company and Norwest
Bank, N.A. as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. The
Securities are issuable in "registered form" only (as such term is defined in Section 163(f), 871(h)(2) and 881(c)(2) of the Code) without coupons in the minimum denomination of $1,000 and any integral multiple of one dollar.

     Subject to and upon compliance with the
provisions of the Indenture, the Holder of this Security, is entitled, at his option, at any time after April 30, 1997 and before the close of business on April 30, 2004, to exchange this Security (or any portion of the principal amount hereof that is a minimum of $1,000 and an integral multiple of one dollar provided that the unexchanged portion of such principal amount is $1,000 or any amount in excess thereof) at the principal amount hereof or of such portion, into fully paid and nonassessable shares of Preferred Stock at an Exchange Price equal to $1,000.00 aggregate principal amount of Securities for each share of Preferred Stock by surrender of this Security, duly endorsed or assigned to the Company or in blank, and accompanied by the exchange notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency as the Company may designate (an
"Exchange Agent") (subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Exchange Agent) for such purpose; provided, however, that if this Security (or a portion hereof) has been called for redemption on a Redemption Date occurring during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and is surrendered for exchange during such period, then no payment or adjustment shall be required of the Holder of this Security upon such surrender with respect to interest payable hereon on such Interest Payment Date. In the event of an exchange, the Holder of this Security shall be entitled to receive on the next Interest Payment
Date, accrued interest from the Interest Payment Date immediately preceding the exchange of this Security to the date this Security is surrendered for exchange. No payment or adjustment is to be made on exchange of this Security (or any portion hereof) for dividends on the Preferred Stock issued on exchange. The delivery to the Holder of the fixed number of shares of Preferred Stock (together with any cash adjustment, as provided in the Indenture) for which the Security is exchanged shall be deemed to satisfy the Company's obligation to pay the principal amount of the Security.
Where necessary, upon exchange, the Parent will issue fractional shares of Preferred Stock. In addition, the Indenture provides that in the case of certain consolidations or mergers to which The Aegis
Consumer Funding Group, Inc. (the "Parent") is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Parent, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be exchanged thereafter, during the period this Security shall be redeemable as specified above, only for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Preferred Stock for which this Security could have been exchanged (assuming the redemption of the shares of Preferred Stock) immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Preferred Stock was not a Constituent
Person, failed to exercise any rights of election and received per share the kind and amount of securities, cash and other property received per share by a plurality of Non-Electing Shares).

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, and from time to time, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Redemption Date; provided, however, that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities (or any Predecessor Securities) of record at the close of business on the relevant Record
Dates referred to on the face hereof all as provided in the Indenture.

     In the event that the Securities are redeemed, in whole or in part, prior to April 30, 2004, Warrants shall be issued by the Parent upon such redemption granting the Person previously holding the redeemed
Security rights to purchase, for cash in an amount equal to the principal amount of the Securities so redeemed, a number of shares of Preferred Stock equivalent to the number of shares of Preferred Stock
(or other securities or property) such Person could have received pursuant to the exchange rights provided by the redeemed Securities.

     In the event of redemption or exchange of this Security in part only, a new Security or Securities for the unredeemed or unexchanged portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In any case where the due date for the
payment of the principal of or interest on any Security or the last day on which a Holder of a Security has a right to exchange his Security shall be, at any Place of Payment or Place of Exchange, as the case may be, a day on which banking institutions at such Place of Payment or Place of Exchange are authorized or obligated by law or executive order to close, then payment of principal, or interest, or delivery for exchange of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption, or by such last day for exchange, and no interest shall accrue on the amount so payable for the period after such date so long as payment is made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close.

      The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (d) agrees to and shall be bound by such provisions, (e) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (f) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time
Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.
Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security on the respective Stated
Maturities expressed herein (or in the case of redemption, on the Redemption Date) or to exchange this Security or issue Warrants as provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities
Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to exchange or redeem this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose pursuant to Section 10.03 of the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon, one or more new Securities, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security and not defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -     as tenants in common
UNIF GIFT MIN ACT-__________________
TEN ENT  -     as tenants by the entireties
          (Cust)
JT TEN   -     as joint tenants with right
          as Custodian for ______________
                under of survivorship and not as
          (Minor)
          tenants in common
Uniform Gifts to Minors Act of

_______________

               (State)
     Additional abbreviations may also be used though not in the above list.

THE SECURITY REPRESENTED HEREBY HAS
NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), AND IS A RESTRICTED
SECURITY AS THAT TERM IS DEFINED IN
RULE 144 UNDER THE SECURITIES ACT. THIS
SECURITY MAY NOT BE OFFERED FOR SALE,
SOLD, OR OTHERWISE TRANSFERRED EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE SECURITIES ACT OR
PURSUANT TO AN EXEMPTION FROM
REGISTRATION OR QUALIFICATION UNDER
THE SECURITIES ACT AND APPLICABLE STATE
SECURITIES LAW, THE AVAILABILITY OF
WHICH IS TO BE ESTABLISHED TO THE
SATISFACTION OF THIS CORPORATION,
INCLUDING, WITHOUT LIMITATION, BY
DELIVERY OF AN OPINION OF COUNSEL IN
FORM AND SCOPE SATISFACTORY TO THE
CORPORATION AS TO THE AVAILABILITY OF
SUCH EXEMPTION.

          AEGIS AUTO FINANCE, INC.

     12% EXCHANGEABLE SUBORDINATED NOTE
DUE 2004

No. ________                       $_________

     Aegis Auto Finance, Inc., a corporation duly organized and existing under the laws of Delaware
(herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ ___________, or registered assigns, the principal sum of _______________
Dollars ($_________) on April 30, 2004, and to pay interest thereon from May __, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on November 1 and May 1 in each year (each, an "Interest Payment Date"), commencing November
1, 1997 at the rate of 12% per annum, until the principal hereof is due, and at the rate of 14% per annum compounded semi-annually, on any overdue principal and, to the extent permitted by law, on any overdue interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve
30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest
Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 25 or October 25
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more
Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities no more than 15 days and not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such quotation system or exchange, as the case may be, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however; that at the option of the Company payment of interest may be made by check, mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Except as specifically provided in the
Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any governmental or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further
provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Company has
caused this instrument to be duly executed under its corporate seal.


Dated:

AEGIS AUTO FINANCE, INC.

[Corporate Seal]


By:

     Title:

     Name:

Attest:


Title:

            Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 12%
Exchangeable Subordinated Notes Due 2004 (herein called the "Securities"), limited in aggregate principal amount to $21,333,333 issued under an Indenture, dated as of April 30, 1997 (herein called the "Indenture"), between the Company and Norwest
Bank, N.A. as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. The
Securities are issuable in "registered form" only (as such term is defined in Section 163(f), 871(h)(2) and 881(c)(2) of the Code) without coupons in the minimum denomination of $1,000 and any integral multiple of one dollar.

     Subject to and upon compliance with the
provisions of the Indenture, the Holder of this Security, is entitled, at his option, at any time after April 30, 1997 and before the close of business on April 30, 2004, to exchange this Security (or any portion of the principal amount hereof that is a minimum of $1,000 and an integral multiple of one dollar provided that the unexchanged portion of such principal amount is $1,000 or any amount in excess thereof) at the principal amount hereof or of such portion, into fully paid and nonassessable shares of Preferred Stock at an Exchange Price equal to $1,000.00 aggregate principal amount of Securities for each share of Preferred Stock by surrender of this Security, duly endorsed or assigned to the Company or in blank, and accompanied by the exchange notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency as the Company may designate (an
"Exchange Agent") (subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Exchange Agent) for such purpose; provided, however, that if this Security (or a portion hereof) has been called for redemption on a Redemption Date occurring during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date and is surrendered for exchange during such period, then no payment or adjustment shall be required of the Holder of this Security upon such surrender with respect to interest payable hereon on such Interest Payment Date. In the event of an exchange, the Holder of this Security shall be entitled to receive on the next Interest Payment
Date, accrued interest from the Interest Payment Date immediately preceding the exchange of this Security to the date this Security is surrendered for exchange. No payment or adjustment is to be made on exchange of this Security (or any portion hereof) for dividends on the Preferred Stock issued on exchange. The delivery to the Holder of the fixed number of shares of Preferred Stock (together with any cash adjustment, as provided in the Indenture) for which the Security is exchanged shall be deemed to satisfy the Company's obligation to pay the principal amount of the Security.
Where necessary, upon exchange, the Parent will issue fractional shares of Preferred Stock. In addition, the Indenture provides that in the case of certain consolidations or mergers to which The Aegis
Consumer Funding Group, Inc. (the "Parent") is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Parent, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be exchanged thereafter, during the period this Security shall be redeemable as specified above, only for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Preferred Stock for which this Security could have been exchanged (assuming the redemption of the shares of Preferred Stock) immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Preferred Stock was not a Constituent
Person, failed to exercise any rights of election and received per share the kind and amount of securities, cash and other property received per share by a plurality of Non-Electing Shares).

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, and from time to time, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Redemption Date; provided, however, that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities (or any Predecessor Securities) of record at the close of business on the relevant Record
Dates referred to on the face hereof all as provided in the Indenture.

     In the event that the Securities are redeemed, in whole or in part, prior to April 30, 2004, Warrants shall be issued by the Parent upon such redemption granting the Person previously holding the redeemed
Security rights to purchase, for cash in an amount equal to the principal amount of the Securities so redeemed, a number of shares of Preferred Stock equivalent to the number of shares of Preferred Stock
(or other securities or property) such Person could have received pursuant to the exchange rights provided by the redeemed Securities.

     In the event of redemption or exchange of this Security in part only, a new Security or Securities for the unredeemed or unexchanged portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In any case where the due date for the
payment of the principal of or interest on any Security or the last day on which a Holder of a Security has a right to exchange his Security shall be, at any Place of Payment or Place of Exchange, as the case may be, a day on which banking institutions at such Place of Payment or Place of Exchange are authorized or obligated by law or executive order to close, then payment of principal, or interest, or delivery for exchange of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption, or by such last day for exchange, and no interest shall accrue on the amount so payable for the period after such date so long as payment is made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close.

      The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (g) agrees to and shall be bound by such provisions, (h) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (i) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time
Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.
Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security on the respective Stated
Maturities expressed herein (or in the case of redemption, on the Redemption Date) or to exchange this Security or issue Warrants as provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities
Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to exchange or redeem this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose pursuant to Section 10.03 of the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon, one or more new Securities, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security and not defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -     as tenants in common
UNIF GIFT MIN ACT-__________________
TEN ENT  -     as tenants by the entireties
                     (Cust)
JT TEN   -     as joint tenants with right
                as Custodian for ______________ under
          of survivorship and not as
          (Minor)
          tenants in common
     Uniform Gifts to Minors Act of

     _______________

               (State)
     Additional abbreviations may also be used though not in the above list.